Verizon Communications Inc.	Exhibit 99.2

Consolidated Statements of Income-Reconciliations

Restated for Discontinued Operations

For the Quarter Ended March 31, 2006

			(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 3/31/06 Reported (GAAP)	Extinguishment of Debt	Verizon Center Relocation, Net	Impact of Accounting for Share Based Payments	Merger Integration Costs	3 Mos. Ended 3/31/06 Before Special Items
Operating Revenues	$22,058	$—	$—	$—	$—	$22,058
Operating Expenses
Cost of services and sales	8,589	—	—	—	—	8,589
Selling, general & administrative expense	6,188	—	(46)	—	(55)	6,087
Depreciation and amortization expense	3,689	—	—	—	—	3,689

Total Operating Expenses	18,466	—	(46)	—	(55)	18,365

Operating Income	3,592	—	46	—	55	3,693
Equity in earnings of unconsolidated businesses	157	—	—	—	—	157
Other income and (expense), net	103	—	—	—	—	103
Interest expense	(636)	26	—	—	—	(610)
Minority interest	(868)	—	—	—	—	(868)

Income Before Provision for Income Taxes, Discontinued Operations and Cumulative Effect of Accounting Change	2,348	26	46	—	55	2,475
Provision for income taxes	(812)	(10)	(18)	—	(20)	(860)

Income Before Discontinued Operations and Cumulative Effect of Accounting Change	1,536	16	28	—	35	1,615
Discontinued Operations
Income from operations	203	—	—	—	—	203
Provision for income taxes	(65)	—	—	—	—	(65)

Income on discontinued operations	138	—	—	—	—	138
Cumulative Effect of Accounting Change, Net of Tax	(42)	—	—	42	—	—

Net Income	$1,632	$16	$28	$42	$35	$1,753

Basic Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$0.53	$0.01	$0.01	$—	$0.01	$0.55
Income on discontinued operations, net of tax	$0.05	$—	$—	$—	$—	$0.05
Cumulative effect of accounting change, net of tax	$(0.01)	$—	$—	$0.01	$—	$—

Net income	$0.56	$0.01	$0.01	$0.01	$0.01	$0.60

Diluted Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$0.52	$0.01	$0.01	$—	$0.01	$0.55
Income on discontinued operations, net of tax	$0.05	$—	$—	$—	$—	$0.05
Cumulative effect of accounting change, net of tax	$(0.01)	$—	$—	$0.01	$—	$—

Net income	$0.56	$0.01	$0.01	$0.01	$0.01	$0.60

Footnote:

(1)	EPS totals may not add due to rounding.

For the Year Ended December 31, 2005

							(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	12 Mos. Ended 12/31/05 Reported (GAAP)	Sales of Businesses, Net	Impact of Operations Sold	Verizon Center Relocation, Net	Lease Impairment and Other Special Items	Tax Benefits	Tax on Repatriated Earnings	Pension and Benefit Charges	Severance	12 Mos. Ended 12/31/05 Before Special Items
Operating Revenues	$72,992	$—	$(202)	$—	$—	$—	$—	$—	$—	$72,790
Operating Expenses
Cost of services and sales	24,783	—	(73)	—	—	—	—	—	—	24,710
Selling, general & administrative expense	20,704	—	(51)	18	(125)	—	—	(98)	(59)	20,389
Depreciation and amortization expense	13,708	—	—	—	—	—	—	—	—	13,708
Sales of businesses, net	(530)	530	—	—	—	—	—	—	—	—

Total Operating Expenses	58,665	530	(124)	18	(125)	—	—	(98)	(59)	58,807

Operating Income	14,327	(530)	(78)	(18)	125	—	—	98	59	13,983
Operating income impact of operations sold	—	—	78	—	—	—	—	—	—	78
Equity in earnings of unconsolidated businesses	686	—	—	—	—	—	—	—	—	686
Income from other unconsolidated businesses	92	—	—	—	—	—	—	—	—	92
Other income and (expense), net	221	—	—	—	14	—	—	—	—	235
Interest expense	(2,129)	—	—	—	—	—	—	—	—	(2,129)
Minority interest	(3,008)	—	—	—	—	—	—	—	—	(3,008)

Income Before Provision for Income Taxes and Discontinued Operations	10,189	(530)	—	(18)	139	—	—	98	59	9,937
Provision for income taxes	(3,074)	194	—	10	(6)	(336)	206	(39)	(23)	(3,068)

Income Before Discontinued Operations	7,115	(336)	—	(8)	133	(336)	206	59	36	6,869
Discontinued Operations
Income from operations	418	—	—	—	—	—	—	—	—	418
Provision for income taxes	(136)	—	—	—	—	—	—	—	—	(136)

Income on discontinued operations	282	—	—	—	—	—	—	—	—	282

Net Income	$7,397	$(336)	$—	$(8)	$133	$(336)	$206	$59	$36	$7,151

Basic Earnings per Common Share(1)
Income before discontinued operations	$2.57	$(0.12)	$—	$—	$0.05	$(0.12)	$0.07	$0.02	$0.01	$2.48
Income on discontinued operations, net of tax	$0.10	$—	$—	$—	$—	$—	$—	$—	$—	$0.10

Net income	$2.67	$(0.12)	$—	$—	$0.05	$(0.12)	$0.07	$0.02	$0.01	$2.59

Diluted Earnings per Common Share(1)
Income before discontinued operations	$2.55	$(0.12)	$—	$—	$0.05	$(0.12)	$0.07	$0.02	$0.01	$2.46
Income on discontinued operations, net of tax	$0.10	$—	$—	$—	$—	$—	$—	$—	$—	$0.10

Net income	$2.65	$(0.12)	$—	$—	$0.05	$(0.12)	$0.07	$0.02	$0.01	$2.56

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations	(cont’d)
Restated for Discontinued Operations

For the Quarter Ended March 31, 2005

	(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 3/31/05 Reported (GAAP)	Impact of Operations Sold	3 Mos. Ended 3/31/05 Before Special Items
Operating Revenues	$17,682	$(149)	$17,533
Operating Expenses
Cost of services and sales	5,952	(53)	5,899
Selling, general & administrative expense	5,077	(38)	5,039
Depreciation and amortization expense	3,376	—	3,376

Total Operating Expenses	14,405	(91)	14,314

Operating Income	3,277	(58)	3,219
Operating income impact of operations sold	—	58	58
Equity in earnings of unconsolidated businesses	193	—	193
Income from other unconsolidated businesses	56	—	56
Other income and (expense), net	69	—	69
Interest expense	(548)	—	(548)
Minority interest	(610)	—	(610)

Income Before Provision for Income Taxes and Discontinued Operations	2,437	—	2,437
Provision for income taxes	(751)	—	(751)

Income Before Discontinued Operations	1,686	—	1,686
Discontinued Operations
Income from operations	99	—	99
Provision for income taxes	(28)	—	(28)

Income on discontinued operations	71	—	71

Net Income	$1,757	$—	$1,757

Basic Earnings per Common Share(1)
Income before discontinued operations	$.61	$—	$.61
Income on discontinued operations, net of tax	$.03	$—	$.03

Net income	$.63	$—	$.63

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.60	$—	$.60
Income on discontinued operations, net of tax	$.03	$—	$.03

Net income	$.63	$—	$.63

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended June 30, 2005

			(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 6/30/05 Reported (GAAP)	Sales of Businesses, Net	Impact of Operations Sold	Tax Benefits	Tax on Repatriated Earnings	3 Mos. Ended 6/30/05 Before Special Items
Operating Revenues	$18,053	$—	$(53)	$—	$—	$18,000
Operating Expenses
Cost of services and sales	6,077	—	(20)	—	—	6,057
Selling, general & administrative expense	5,110	—	(13)	—	—	5,097
Depreciation and amortization expense	3,410	—	—	—	—	3,410
Sales of businesses, net	(530)	530	—	—	—	—

Total Operating Expenses	14,067	530	(33)	—	—	14,564

Operating Income	3,986	(530)	(20)	—	—	3,436
Operating income impact of operations sold	—	—	20	—	—	20
Equity in earnings of unconsolidated businesses	178	—	—	—	—	178
Income from other unconsolidated businesses	—	—	—	—	—	—
Other income and (expense), net	77	—	—	—	—	77
Interest expense	(528)	—	—	—	—	(528)
Minority interest	(711)	—	—	—	—	(711)

Income Before Provision for Income Taxes and Discontinued Operations	3,002	(530)	—	—	—	2,472
Income tax benefit (provision)	(933)	194	—	(242)	232	(749)

Income Before Discontinued Operations	2,069	(336)	—	(242)	232	1,723
Discontinued Operations
Income from operations	92	—	—	—	—	92
Provision for income taxes	(48)	—	—	—	—	(48)

Income on discontinued operations	44	—	—	—	—	44

Net Income	$2,113	$(336)	$—	$(242)	$232	$1,767

Basic Earnings per Common Share(1)
Income before discontinued operations	$.75	$(.12)	$—	$(.09)	$.08	$.62
Income on discontinued operations, net of tax	$.02	$—	$—	$—	$—	$.02

Net income	$.76	$(.12)	$—	$(.09)	$.08	$.64

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.74	$(.12)	$—	$(.09)	$.08	$.62
Income on discontinued operations, net of tax	$.02	$—	$—	$—	$—	$.02

Net income	$.75	$(.12)	$—	$(.09)	$.08	$.63

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations	(cont’d)

Restated for Discontinued Operations

For the Quarter Ended September 30, 2005

			(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 9/30/05 Reported (GAAP)	Verizon Center Relocation, Net	Lease Impairment and Other Special Items	Tax Benefits	Tax on Repatriated Earnings	3 Mos. Ended 9/30/05 Before Special Items
Operating Revenues	$18,486	$—	$—	$—	$—	$18,486
Operating Expenses
Cost of services and sales	6,361	—	—	—	—	6,361
Selling, general & administrative expense	5,195	64	(125)	—	—	5,134
Depreciation and amortization expense	3,433	—	—	—	—	3,433

Total Operating Expenses	14,989	64	(125)	—	—	14,928

Operating Income	3,497	(64)	125	—	—	3,558
Equity in earnings of unconsolidated businesses	182	—	—	—	—	182
Income from other unconsolidated businesses	1	—	—	—	—	1
Other income and (expense), net	87	—	10	—	—	97
Interest expense	(525)	—	—	—	—	(525)
Minority interest	(748)	—	—	—	—	(748)

Income Before Provision for Income Taxes and Discontinued Operations	2,494	(64)	135	—	—	2,565
Provision for income taxes	(702)	27	(4)	(94)	(21)	(794)

Income Before Discontinued Operations	1,792	(37)	131	(94)	(21)	1,771
Discontinued Operations
Income from operations	113	—	—	—	—	113
Provision for income taxes	(36)	—	—	—	—	(36)

Income on discontinued operations	77	—	—	—	—	77

Net Income	$1,869	$(37)	$131	$(94)	$(21)	$1,848

Basic Earnings per Common Share(1)
Income before discontinued operations	$.65	$(.01)	$.05	$(.03)	$(.01)	$.64
Income on discontinued operations, net of tax	$.03	$—	$—	$—	$—	$.03

Net income	$.68	$(.01)	$.05	$(.03)	$(.01)	$.67

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.64	$(.01)	$.05	$(.03)	$(.01)	$.63
Income on discontinued operations, net of tax	$.03	$—	$—	$—	$—	$.03

Net income	$.67	$(.01)	$.05	$(.03)	$(.01)	$.66

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended December 31, 2005

				(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 12/31/05 Reported (GAAP)	Verizon Center Relocation, Net	Pension and Benefit Charges	Severance	Other Special Items	Tax on Repatriated Earnings	3 Mos. Ended 12/31/05 Before Special Items
Operating Revenues	$18,771	$—	$—	$—	$—	$—	$18,771
Operating Expenses
Cost of services and sales	6,393	—	—	—	—	—	6,393
Selling, general & administrative expense	5,322	(46)	(98)	(59)	—	—	5,119
Depreciation and amortization expense	3,489	—	—	—	—	—	3,489

Total Operating Expenses	15,204	(46)	(98)	(59)	—	—	15,001

Operating Income	3,567	46	98	59	—	—	3,770
Equity in earnings of unconsolidated businesses	133	—	—	—	—	—	133
Income from other unconsolidated businesses	35	—	—	—	—	—	35
Other income and (expense), net	(12)	—		—	4	—	(8)
Interest expense	(528)	—	—	—	—	—	(528)
Minority interest	(939)	—	—	—	—	—	(939)

Income Before Provision for Income Taxes and Discontinued Operations	2,256	46	98	59	4	—	2,463
Provision for income taxes	(688)	(17)	(39)	(23)	(2)	(5)	(774)

Income Before Discontinued Operations	1,568	29	59	36	2	(5)	1,689
Discontinued Operations
Income from operations	114	—	—	—	—	—	114
Provision for income taxes	(24)	—	—	—	—	—	(24)

Income on discontinued operations	90	—	—	—	—	—	90

Net Income	$1,658	$29	$59	$36	$2	$(5)	$1,779

Basic Earnings per Common Share(1)
Income before discontinued operations	$.57	$.01	$.02	$.01	$—	$—	$.61
Income on discontinued operations, net of tax	$.03	$—	$—	$—	$—	$—	$.03

Net income	$.60	$.01	$.02	$.01	$—	$—	$.64

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.56	$.01	$.02	$.01	$—	$—	$.61
Income on discontinued operations, net of tax	$.03	$—	$—	$—	$—	$—	$.03

Net income	$.59	$.01	$.02	$.01	$—	$—	$.64

Footnote:

(1)	EPS totals may not add due to rounding.